Exhibit 8.1

List of Subsidiaries

Company	Country of Incorporation

A Plus Education Solutions Pvt Ltd	India
Addison Wesley Longman Australia Pty Ltd	Australia
AEL (S) PTE Limited	Singapore
Aldwych Finance Limited	England and Wales
America’s Choice Inc	USA
ATI Professional Development LLC	USA
ASET Group Limited	England and Wales
ASET Limited	England and Wales
ASET Management Limited	England and Wales
ASET Solutions Limited	England and Wales
Atkey Finance Ltd	Ireland
Aulis Verwartungs GMBH	Germany
Axis Finance Inc	USA
Beijing Danwei Consulting Limited	China
Beijing Global Education & Technology Co Ltd	China
Beijing Rongjin Advertising Consultancy Company Ltd	China
Beijing WSE Training Centre Co Ltd	China
Berrisford Finance Limited	Ireland
Blue Wharf Ltd	England and Wales
Burmedia Investments Ltd	England and Wales
CA of Michigan LLC	USA
Camshaw USA Inc	USA
Centro Cultural Americano Franquias e e Comércio Ltda	Brazil
Century Consultants Limited	USA
Certiport China Co Ltd	USA
Certiport China Holding LLC	USA
Certiport Inc	USA
CG Manipal Schools Private Limited	India
Chongquing WSE Training Centre Co Ltd	China
Chronicle Australasia Pty Ltd	Australia
Cogmed Systems AB	Sweden
Connections Academy of Alaska LLC	USA
Connections Academy of Arizona LLC	USA
Connections Academy of Arkansas LLC	USA
Connections Academy of California LLC	USA
Connections Academy of Colorado LLC	USA
Connections Academy of Florida LLC	USA
Connections Academy of Georgia LLC	USA
Connections Academy of IdahoLLC	USA
Connections Academy of Indiana LLC	USA
Connections Academy of Iowa LLC	USA
Connections Academy of Kansas LLC	USA
Connections Academy of Kentucky LLC	USA
Connections Academy of Louisiana LLC	USA
Connections Academy of Maine LLC	USA
Connections Academy of Minnesota LLC	USA
Connections Academy of Missouri LLC	USA
Connections Academy of Nevada LLC	USA
Connections Academy of New Jersey LLC	USA

Connections Academy of New Mexico LLC	USA
Connections Academy of New York LLC	USA
Connections Academy of Ohio LLC	USA
Connections Academy of Oklahoma LLC	USA
Connections Academy of Oregon LLC	USA
Connections Academy of Pennsylvania LLC	USA
Connections Academy of South Carolina LLC	USA
Connections Academy of Tennessee LLC	USA
Connections Academy of Texas LLC	USA
Connections Academy of Utah LLC	USA
Connections Academy of Virginia LLC	USA
Connections Academy of Washington LLC	USA
Connections Academy of Wisconsin LLC	USA
Connections Academy of Wyoming LLC	USA
Connections Education LLC	USA
Connections Education Inc	USA
CTI Education Group Pty Ltd	South Africa
Danwei (Beijing) Consulting Company Limited
Danwei Media Limited	Hong Kong
Dominie Press Inc	USA
Dorian Finance Limited	Ireland
Dorling Kindersley Australia Pty Ltd	Australia
EBNT Canada Holdings ULC	Canada
EBNT Holdings Limited	Canada
EBNT USA Holdings Inc	USA
eCollege inc	USA
Edexcel Ltd	England and Wales
Edexcel South Africa Pty Ltd	South Africa
Editions Du Renouveau Pedagogique Inc	Canada
Education by Association (Pty) Ltd	South Africa
Education Development International plc	England and Wales
Education Resources (Cyprus) Limited	Cyprus
Education Resources Pte Ltd	Singapore
Education Resources (HK) Ltd	Hong Kong
Educational Publishers LLP	USA
Educomp Higher Initiatives Pte Ltd	Singapore
Embanet ULC	Canada
Embanet-Compass Knowledge Group Inc	USA
Embankment Finance Ltd	England and Wales
English Language Learning and Instruction System Inc	USA
eNVQ Limited	England and Wales
EQL Assessment Limited	England and Wales
Escape Studios Limited	England and Wales
EZLEARN Educational S.A.	Brazil
FastExpress Centro de Idiomas Lda	Brazil
FBH Inc Sarl	Luxembourg
FDI Intelligence Limited	England and Wales
Financial Times (ASC) Limited	England and Wales
Financial Times Electronic Publishing (HK) Ltd	Hong Kong
Financial Times Electronic Publishing (Philippines) Inc	Philippines
Financial Times Group Ltd	England and Wales
Financial Times Investor Ltd	England and Wales
Florida Connections Academy LLC	USA
Franchise Support & Services SL	Spain

Fronter AS	Denmark
Fronter AS	Norway
Fronter GmbH	Germany
Fronter Oy	Finland
Fronter UK Limited	England and Wales
FT Business Information Limited	England and Wales
FT Group Inc	USA
FT MGA Holdings LLC	USA
FT Knowledge (Holdings) Inc	USA
FT Knowledge Leadership Dialog LLC	USA
FT Labs Limited	England and Wales
FT Personal Finance Ltd	England and Wales
FT Publications Inc	USA
Gamma Master China Ltd	Hong Kong
GED Domains LLC	USA
GED Testing Services LLC	USA
Global Education & Technology (HK) Limited	Hong Kong
Global Education & Technology Group Limited (Cayman)	Cayman Islands
Global Elite Education & Technology (Shanghai) Co Limited	China
Global English Asia Inc	USA
Global English Brazil Ltda	Brazil
Global English Corporation	USA
Global English France SARL	France
Global English Germany GmbH	Germany
Global English Hong Kong Limited	Hong Kong
Global English India Private Limited	India
Global English International Inc	BVI
Global English Japan K.K.	Japan
Global English Mexico S de R L de CV	Mexico
GOAL Limited	England and Wales
Guangzhou Crescent Software Co Ltd	China
Green Wharf Limited	England and Wales
Heilongjiang WSE Training Centre Co Ltd	China
Heinemann Education Botswana Publishers (Pty) Ltd	Botswana
Heinemann Publishers (Pty) Ltd	South Africa
Heinemann Lesotho Pty Ltd	Lesotho
Icodeon Limited	England and Wales
Integral 7 Inc	USA
IndiaCan Education Private Limited	India
Intellipro Inc	USA
IOKI SpZoo	Poland
Joint Examining Board Limited	England and Wales
JM Soluções Exportação e Importação Ltda	Brazil
K to the 8th Power Inc	USA
Knowledge Analysis Technologies LLC	USA
LCCI International Qualifications (Malaysia) Sdn.Bhd	Malaysia
LCCIEB Training Consultancy Ltd	China
LCVC Serviçoes e Comércio de Livros Ltda	Brazil
Learn Africa Plc	Nigeria
Lesson Lab Inc	USA
Linx Brasil Distribuidora Ltda	Brazil

Longman Australasia Pty Ltd	Australia
Longman Group (Overseas) Holdings Ltd	England and Wales
Longman Indochina Acquisition LLC	USA
Longman Kenya Ltd	Kenya
Longman Malawi Ltd	Malawi
Longman Mocambique Ltda	Mozambique
Longman Swaziland (Proprietary) Ltd	Swaziland
Longman Tanzania Ltd	Tanzania
Longman Zambia Educational Publishers Pty Ltd	Zambia
Longman Zambia Ltd	Zambia
Longman Zimbabwe (Private) Ltd	Zimbabwe
Maskew Miller Longman (Pty) Ltd	South Africa
MeasureUp LLC	USA
Medley Global Advisors LLC	USA
MetaMetrics Inc	USA
Midlands Educational Technology Ltd	England and Wales
Midrand Graduate Institute Pty Ltd	South Africa
Money Media Inc	USA
Multi Brasil Franquedora e Participações Ltda	Brazil
Multi Treinamento e Editora Ltda	Brazil
National Computer Systems Japan Co Ltd	Japan
NCS Information Services Technology (Beijing) Co Ltd	China
NCS Pearson Puerto Rico Inc	Puerto Rico
NCS Pearson (India) private Ltd	India
NCS Pearson Inc	USA
NCS Pearson Pty Ltd	Australia
New York Institute of Finance Inc	USA
NYIF Holdings Inc	USA
Ordinate Corporation	USA
P. Ed. Aust Pty Ltd	Australia
Pearson Affordable Learning Fund Ltd	England and Wales
Pearson America LLC	USA
Pearson Amsterdam BV	Netherlands
Pearson Amsterdam Finance Limited	England and Wales
Pearson Assessment & Information BV	Netherlands
Pearson Assessment & Information BVBA	Belgium
Pearson Assessment & Information GmbH	Germany
Pearson Australia Finance Unlimited	England and Wales
Pearson Australia Group Pty Ltd	Australia
Pearson Australia Holdings Pty Ltd	Australia
Pearson Australia Pty Ltd	Australia
Pearson Beijing Consulting Co Ltd	China
Pearson Brazil Finance Ltd	Brazil
Pearson Business Services Inc	USA
Pearson Canada Assessments Inc	Canada
Pearson Canada Finance Unlimited	England and Wales
Pearson Canada Holdings Inc	Canada
Pearson Canada Inc	Canada
Pearson Central Europe SpZoo	Poland
Pearson College Limited	England and Wales
Pearson DBC Holdings Inc	USA
Pearson Deutschland GmbH	Germany
Pearson Digital Learning Puerto Rico Inc	Puerto Rico
Pearson Dollar Finance plc	England and Wales

Pearson Dollar Finance Two plc	England and Wales
Pearson Driving Assessments Ltd	England and Wales
Pearson Educacion de Chile Ltda	Chile
Pearson Educacion de Colombia Ltda	Colombia
Pearson Educacion de Mexico SA de CV	Mexico
Pearson Educacion de Panama SA	Panama
Pearson Educacion de Peru SA	Peru
Pearson Educacion de Venezuela CA	Venezuela
Pearson Educacion Do Brasil Limitada	Brazil
Pearson Educacion S.A	Spain
Pearson Education (South Africa) Pty Ltd	South Africa
Pearson Education (Singapore) Pte Ltd	Singapore
Pearson Education and Assessment Inc	USA
Pearson Education Achievement Solutions (Pty) Ltd	South Africa
Pearson Education Asia Ltd	Hong Kong
Pearson Education Australia Superannuation Fund Pty Ltd	Australia
Pearson Education Benelux BV	Belgium
Pearson Education Botswana (Proprietary) Ltd	Botswana
Pearson Education Greece AE	Greece
Pearson Education Holdings Inc	USA
Pearson Education Holdings Ltd	England and Wales
Pearson Education Inc	USA
Pearson Education Indochina Ltd	Thailand
Pearson Education Investments Limited	England and Wales
Pearson Education Korea Ltd	Korea
Pearson Education Ltd	England and Wales
Pearson Education Namibia (Pty) Ltd	Namibia
Pearson Education Publishing Limited	Nigeria
Pearson Education S.A	Uruguay
Pearson Education S.A.	Argentina
Pearson Education South Asia Pte Ltd	Singapore
Pearson Education Taiwan Ltd	Taiwan
Pearson Education Yayincilik Sirketi	Turkey
Pearson Educational Measurement Canada Inc	Canada
Pearson Educational Publishers LLC	USA
Pearson France SAS	France
Pearson Funding One plc	England and Wales
Pearson Funding Two plc	England and Wales
Pearson Funding Four plc	England and Wales
Pearson Funding Five plc	England and Wales
Pearson Heinemann Ltd	England and Wales
Pearson Holdings Inc	USA
Pearson Holdings Southern Africa (Pty) Ltd	South Africa
Pearson Inc	USA
Pearson Education Services PvT Ltd	India
Pearson International Finance Ltd	England and Wales
Pearson Investment Holdings Inc	USA
Pearson IOKI SpZoo SpK	Poland
Pearson Italy Srl	Italy
Pearson in Practice Skills Based Learning Limited	England and Wales
Pearson in Practice Technology Limited	England and Wales
Pearson Japan KK	Japan
Pearson Lanka (Pvt) Ltd	Sri Lanka
Pearson Learning China (Hong Kong) Limited	China

Pearson Learning (Hong Kong) Limited	Hong Kong
Pearson Learning (Hong Kong) Co Limited	Hong Kong
Pearson Lesotho (Proprietary) Ltd	Lesotho
Pearson Loan Finance Unlimited	England and Wales
Pearson Loan Finance No.2 Unlimited	England and Wales
Pearson Loan Finance No.3 Unlimited	England and Wales
Pearson Loan Finance No.4 Unlimited	England and Wales
Pearson Longman LLC	USA
Pearson Longman Uganda Limited	Uganda
Pearson Luxembourg No. 2 Sarl	Luxembourg
Pearson Malaysia Sdn Bhd	Malaysia
Pearson Management Services Ltd	England and Wales
Pearson Marang (Pty) Ltd	South Africa
Pearson Netherlands BV	Netherlands
Pearson Netherlands Holdings BV	Netherlands
Pearson New Zealand Ltd	New Zealand
Pearson Online Tutoring LLC	USA
Pearson Overseas Holdings Ltd	England and Wales
Pearson PEM P.R. Inc	Puerto Rico
Pearson Professional Holdings Ltd	England and Wales
Pearson Professional Assessments Ltd	England and Wales
Pearson PRH Holdings Limited	England and Wales
Pearson Publications Inc	USA
Pearson Real Estate Holdings Inc	USA
Pearson (Singapore) Pte Ltd	Singapore
Pearson Services Ltd	England and Wales
Pearson Shared Services Ltd	England and Wales
Pearson Schweiz AG	Switzerland
Pearson Sweden AB	Sweden
Pearson VUE Philippines Inc	Philippines
Pearson Yucai (Beijing) Technology Development Co Ltd	China
PN Holdings Inc	USA
PT Efficient English Services	Indonesia
Pren-Hall Corporation	USA
Prentice Hall Developmental Learning Centres Inc	USA
Rebus Planning Associates Inc	USA
Rycade Capital Corporation	USA
Sector Training Limited	England and Wales
Servicios Administrationes Pearson Educacion SA de CV	Mexico
Shanghai AWL Education Software Company	Shanghai
Shanghai AWL Education Software Ltd	Shanghai
Smarthinking Inc	USA
Sound Holdings Inc	USA
Southwark Administracao e Participacoes Ltda	Brazil
Spear Insurance Company Ltd	Bermuda
Stark Holding GmbH	Germany
Stark Verlagsgesellschaft mbH & Co KG	Germany
Stark Verwaltungsgesellschaft mbH	Germany
Sunny Key International Holdings Limited (BVI)	BVI
Testchange Ltd	England and Wales
TecQuipment Services Ltd	England and Wales
Texas Connections Academy at Houston LLC	USA
TQ Catalis Ltd	England and Wales
TQ Clapham Ltd	England and Wales

TQ Education & Training Ltd	Saudi Arabia
TQ Education & Training Ltd	England and Wales
TQ Global Limited	England and Wales
TQ Group Ltd	England and Wales
TQ Holdings Ltd	England and Wales
TQ Training Ltd	England and Wales
TQ Trustees Ltd	England and Wales
The Assessment Company Ltd	England and Wales
The Coaching Space LLC	USA
The Coaching Space Ltd	England and Wales
The Financial Times (Benelux) Ltd	England and Wales
The Financial Times (France) Ltd	England and Wales
The Financial Times (Hong Kong) Ltd	Hong Kong
The Financial Times (India) Private Ltd	India
The Financial Times (Japan) Ltd	England and Wales
The Financial Times (M-M UK) Limited	England and Wales
The Financial Times (Spain) Ltd	England and Wales
The Financial Times Ltd (Newspaper)	England and Wales
The FT (Europe) GmbH	Germany
The Learning Edge International Pty Ltd	Australia
The Learning Network Inc	USA
The SIOP Institute LLC	USA
TutorVista Global LLC	India
VCCL Participações S.A.	Brazil
VUE Testing Services Israel Ltd	Israel
Wall Street Institute Master Italia Srl	Italy
Wall Street Institute Kft	Hungary
Wall Street Institute International Inc	USA
WSE Training Centre (Guangdong) Co Ltd	China
WSE Training Centre (Shanghai) Co Ltd	China
WSI Education Brazil Licenciamentos e Cursos de Idiomar Ltda	Brazil
WSI Education Holdings Sarl	Luxembourg
WSI Education GmbH	Germany
WSI International Inc	USA